DEMAND PROMISSORY NOTE


                                        Date: December 24, 1997

U.S. $4,000,000.00


     FOR VALUE RECEIVED, Harris & Harris Group, Inc. (the "Borrower") promises to pay to the order of MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "Bank"), ON DEMAND at its office at 60 Wall Street, New York, New York 10260-0060, U.S.A., for the account of its Lending Office (as hereinafter defined), in lawful money of the United States of America in same day funds (or in such funds as may from time to time become customary for the settlement of international transactions in U.S. dollars), the lesser of (i) U.S. $4,000,000.00 or (ii) the then-outstanding principal amount of each loan (the "Loan") or "Loans") made by the Bank from time to time to the Borrower hereunder. The Borrower shall pay interest on the unpaid principal amount of each Loan until maturity on the dates and at a rate per annum as hereinafter set forth. As used herein, "Lending Office" means, (i) with regard to Loans bearing interest based on the Prime Rate (as hereinafter defined) (collectively, "Domestic Loans"), the office of the Bank located at 60 Wall Street, New York, New York or such other office as the Bank may designate, and
(ii) with regard to Loans bearing interest based on the Eurodollar Rate (as hereinafter defined) (collectively, "Eurodollar Loans"), the Nassau (Bahamas) office of the Bank or such other office as the Bank may designate.

     Interest based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 in a leap year) and paid for actual days elapsed (including the first day but excluding the last day). Interest based on the Eurodollar Rate shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

     Each Eurodollar Loan shall bear interest at a rate per annum (the "Eurodollar Rate") equal to the Adjusted Eurodollar Rate (as hereinafter defined) plus 1.500% (the Eurodollar Margin"), payable on the last day of the Interest Period applicable thereto and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. The "Adjusted Eurodollar Rate" applicable to any Interest Period (as hereinafter defined) means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Eurodollar Reserve Percentage. The "London Interbank Offered Rate" applicable to any Interest Period means the rate per annum at which deposits in U.S. dollars are offered to the Bank in the London interbank market at approximately 11:00 a.m. (London time) two business days prior to the first day of such Interest Period in an amount approximately equal to the principal amount of the Loan to which such Interest Period applies and for the period of time comparable to such Interest Period. The "Eurodollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on the Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of the Bank to United States residents). The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage. As used herein, the term "Interest Period" means the period beginning on the date of each Eurodollar Loan and ending on the numerically corresponding day in the calendar month One or three months after such date; provided, that if an Interest Period would otherwise end on a day which is not a business day it shall be extended to the next succeeding business day unless such business day falls in the next calendar month, in which case the Interest Period shall end on the next preceding business day; provided, further, that if the Bank shall not have received written notice to the contrary from the Borrower at least five business days prior to the end of an Interest Period the Borrower shall be deemed to have requested to select an Interest Period with a duration equal to that then ending. As used herein, the term "business day" means any day on which dealings in U.S. dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and foreign exchange business in London and New York City. Notice by the Bank to the Borrower of the rate of interest so determined shall be binding and conclusive upon the Borrower in the absence of manifest error.

     Each Domestic Loan shall bear interest payable on the last day of each month at a rate per annum for each day equal to the rate of interest publicly announced by the Bank in New York City from time to time as its Prime Rate (the "Prime Rate") for such day, plus 0.000%.

     The Borrower shall pay interest on the unpaid principal amount of each Loan after the maturity thereof and, to the extent permitted by law, on accrued and unpaid interest until paid at a rate per annum equal to the sum of 2% plus the Prime Rate.

     If after the date of this Note any applicable rule, executive order, decree, regulation or interpretation is amended, modified, enacted or promulgated by any government or governmental authority so as to (i) change the basis of taxation of payments to the Bank or the Lending Office of the Bank extending a Eurodollar Loan (the "Eurodollar Lending Office") in respect to the principal of and interest on any Eurodollar Loan (except for changes in the rate of taxation on the overall net income of the Bank by the United States of America or the Eurodollar Lending Office of the Bank by the jurisdiction in which such Lending Office is located), or (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any of the assets of, deposits with or for the account of, or credit extended by the Bank's Eurodollar Lending Office, or (iii) impose on the Bank (or its Eurodollar Lending Office) or the London interbank market any other conditions affecting any Loan, the Loans or this Note, and the result of any of the foregoing is to increase the cost to the Bank (or its Eurodollar Lending Office) of agreeing to make or making, funding or maintaining any Loan evidenced by this Note or would have the effect of reducing the rate of return on the capital of the Bank or any entity controlling the Bank (its "Parent") as a consequence of agreeing to make any Loan, or to reduce the amount of any sum receivable by the Bank (or its Eurodollar Lending Office) on this Note, then the Borrower shall pay to the Bank or its Parent upon demand such amount as will compensate the Bank or its Parent for such additional cost or reduction in return. A certificate of the Bank setting forth the basis for the determination of any amount necessary to compensate the Bank or its Parent as aforesaid shall be conclusive as to the determination of such amount in the absence of manifest error.

     If, after the date of this Notice, the introduction of, or any change in, any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof or compliance by the Bank (or its Eurodollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority shall make it unlawful or impossible for the Bank (or its Eurodollar Lending Office) to make, maintain or fund its Eurodollar Loans, the Bank forthwith shall so notify the Borrower. Upon receipt of such notice, the Borrower shall prepay in full the then outstanding principal amount of each Eurodollar Loan, together with accrued interest thereon, either (a) on the last day of the Interest Period applicable thereto if the Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if the Bank may not lawfully continue to fund and maintain such Loan to such day.

     Eurodollar Loans may not be repaid at the Borrower's option on a date other than the last day of an Interest Period. If, however, the Borrower makes any payment of principal of any Eurodollar Loan or any day other than the last day of the Interest Period applicable thereto, the Borrower shall reimburse the Bank on demand for any loss or expense incurred by it as a result of the timing of such payment, including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, provided that the Bank shall have delivered to the Borrower a certificate as to the amount of such loss, which certificate shall be conclusive in the absence of manifest error.

     Domestic Loans may be prepaid at any time without penalty or premium.

     The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the Bank of its rights hereunder in any particular instance shall not constitute a waiver of any right in any subsequent instance.

     The holder of this Note shall, and is hereby authorized by the Borrower to, endorse on the schedule forming a part hereof appropriate notations evidencing the date and the amount of each Loan made by the Bank, the date and amount of each payment of principal, whether such Loan is a Domestic or Eurodollar Loan and, in the case of Eurodollar Loans, the Eurodollar Rate applicable thereto.

     If this Note is not paid in full when due the Borrower agrees to pay all costs and expenses of collection including reasonable attorney's fees.

     To secure payment of this Note, the Borrower hereby transfers, pledges, gives a security interest in and delivers to the Bank all present and future contents of the Borrower's

         USA Treasuries in Morgan Custody Account C88659

, all proceeds and products thereof, accessions thereto and substitutions therefor (the "Collateral").

     Upon the nonpayment of any amount when due hereunder, the holder shall have the rights and remedies provided in the Uniform Commercial Code in force in New York at the date of execution of this Note and in addition to, in substitution for, in modification of, or in conjunction with those rights and remedies, the holder or its agents may, in its discretion, sell, assign and deliver all or any part of the Collateral at any broker's board or at public or private sale without notice or advertisement, and bid and become purchasers at any public sale or at any broker's board, and, if notice to the Borrower is required by law, give written notice to the Borrower five days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made by mailing such notice to the address designated by the Borrower with the Borrower's signature below. The Borrower agrees that the proceeds of the disposition of the collateral may be applied by the holder to the satisfaction of the liabilities of the Borrower to the holder in any order of preference which the holder, in its sole discretion, chooses, and that the excess, if any, shall be returned to the Borrower, which shall continue liable to the holder for any deficiency remaining with interest thereon. The waiver or remedying of any default shall not operate as a waiver of the default remedies or any other prior or subsequent default.

     The undersigned, if more than one, shall be jointly and severally liable hereunder and the term "Borrower" shall mean the undersigned or any one or more of them and their heirs, executors, administrators, successors and assigns.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. THE BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR ANY AGREEMENT RECEIVED BY THE BANK IN CONNECTION HEREWITH. THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN IN AN INCONVENIENT FORUM. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY AGREEMENT RECEIVED BY THE BANK IN CONNECTION HEREWITH.

SIGNATURE:
/s/                                     /s/
---------------------------             ---------------------------
Charles E. Harris                       Mel P. Melsheimer
Chairman & CEO                          President & COO
Harris & Harris Group, Inc.             Harris & Harris Group, Inc.


Address: One Rockefeller Plaza          Address: One Rockefeller Plaza
         Suite 1430                              Suite 1430
         New York, NY 10020                      New York, NY 10020


                 CORPORATE CERTIFICATE-BORROWING



I HEREBY CERTIFY to MORGAN GUARANTY TRUST COMPANY OF NEW YORK that at a meeting of the Board of Directors of Harris & Harris Group, Inc., a corporation organized under the laws of New York, duly called and held on the 24th day of December, 1997, the following resolutions were duly adopted and are now in full force and effect:

RESOLVED, that any (specify number) two of the following officers or designated signers of this corporation.

     (In this space officers and other persons authorized to sign must be identified by name or title. It is suggested that titles, instead of names of officers be used unless it is desired that only certain officers of given rank may sign. The names of all those listed by title must appear below in the certified list of officers.)

     Charles E. Harris                  Chairman, Chief Executive Officer &
                                        Chief Compliance Officer

     Mel P. Melsheimer                  President, Chief Operating Officer &
                                        Chief Financial Officer

     Rachel M. Pernia                   Vice-President, Treasurer, Controller
                                        & Secretary

are authorized:

     1. To borrow from time to time, on behalf of this corporation, from MORGAN GUARANTY TRUST COMPANY OF NEW YORK such sums of money, for such periods of time and upon such terms as may to them in their discretion seem advisable; and, to execute in the name and on behalf of this corporation notes, drafts, acceptances or other obligations of this corporation to evidence such borrowings; and, to enter into agreements, and amendments to such agreements, in the name and on behalf of this corporation with MORGAN GUARANTY TRUST COMPANY OF NEW YORK with respect to such borrowings, said agreements and amendments to contain such provisions as the signer shall approve and his or her signature thereon shall be conclusive evidence of such approval;

     2. to discount with MORGAN GUARANTY TRUST COMPANY OF NEW YORK any bills or notes receivable held by this corporation upon such terms as they may deem proper, with full authority to endorse the same in the name of this corporation;

     3. to apply for and obtain from MORGAN GUARANTY TRUST COMPANY OF NEW YORK letters of credit and to execute applications, agreements, trust receipts and all other documents in connection therewith;

     4. to execute and deliver, in their discretion, all guarantees, indemnity agreements and other undertakings on behalf of this corporation; and

     5. to pledge any of the bonds, stocks or other securities, bills receivable, bills of lading, warehouse receipts, accounts receivable or other property of this corporation, for the purpose of securing any of the foregoing transactions or any transaction entered into by any other entity or person, to endorse said securities and/or to issue appropriate powers of attorney, documents or assignments in furtherance thereof.


RESOLVED, that loans, discounts, credits, guarantees, indemnities and other agreements heretofore effected and at present outstanding with MORGAN GUARANTY TRUST COMPANY OF NEW YORK, and endorsements, powers of attorney, assignments, pledges and all agreements and documents made and issued in accordance therewith be and hereby are ratified and confirmed; that MORGAN GUARANTY TRUST COMPANY OF NEW YORK may act upon all instructions for the sale, delivery or other disposition of any collateral at any time held when given by the above-named signers; and that the foregoing powers and authority will continue until written notice of revocation has been given to and received by MORGAN GUARANTY TRUST COMPANY OF NEW YORK.

I also certify that the following are officers, etc., of this corporation elected or appointed to act until their successors are elected or appointed:

         (If signers are designated by title in the first resolution set forth above, please list below the names of those individuals having the designated title who are to sign. If signers are designated by name rather than title in the resolution, the following list need not be completed.)

Title                                                Name

Chairman, Chief Executive Officer &                  Charles E. Harris
Chief Compliance Officer

President, Chief Operating Officer &                 Mel P. Melsheimer
Chief Financial Officer

Vice President, Treasurer, Controller & Secretary    Rachel M. Pernia

IN WITNESS WHEREOF, I have hereunto set my hand as Secretary of the above-named corporation and affixed its corporate seal this 24th day of December, 1997.
                                        /s/
                                        ----------------------------
                                        Rachel M. Pernia, Secretary
                                        (The above certification must be
                                         confirmed by a second corporate
                                         officer if the Secretary is
                                         authorized to sign alone on behalf
                                         of the corporation pursuant to the
                                         first resolution set forth above.)

                                        Confirmed by
                                        ________________________

                BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM

                 Statement of Purpose for an Extension of Credit
                            Secured by Margin Stock

                     Morgan Guaranty Trust Company of New York
                  ____________________________________________
                                  Name of Bank

                          (Federal Reserve Form U-1)

   This form is required by law (15 U.S.C. Sections 78g and 78w; 12 CFR 221)

Instructions

1. This form must be completed when a bank extends credit in excess of $100,000 secured directly or indirectly, in whole or in part, by any margin stock.

2. The term "margin stock" is defined in Regulation U (12 CFR 221) and includes, principally: (1) stocks that are registered on a national securities exchange or that are on the Federal Reserve Board's List of Marginable OTC Stocks; (2) debt securities (bonds) that are convertible into margin stocks;
(3) any over-the-counter security designated as qualified for trading in the National Market System under a designation plan approved by the Securities and Exchange Commission (NMS security); and (4) shares of mutual funds, unless 95 per cent of the assets of the fund are continuously invested in U.S. government, agency, state, or municipal obligations.

3.   Please print or type (if space is inadequate, attach separate sheet).

Part 1 To be completed by borrower(s).

1.   What is the amount of the credit being extended?    $4,000,000 = Four
Million Dollars

2. Will any part of this credit be used to purchase or carry margin stock? Yes ____ No _X_

If the answer is "no", describe the specific purpose of the credit. WORKING CAPITAL

I (we) have read this form and certify that to the best of my (our) knowledge and belief the information given in true, accurate, and complete, and that the margin stock and any other securities collateralizing this credit are authentic, genuine, unaltered, and not stolen, forged, or counterfeit.

Signed:
/s/
----------------------------
Rachel M. Pernia    12/30/97
Harris & Harris Group, Inc.

                    This form should not be signed in blank.

        A borrower who falsely certifies the purpose of a credit on this form or otherwise willfully or intentionally evades the provisions of Regulation U will also violate Federal Reserve Regulation X
                      "Borrower of Securities Credit."